================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Southwest Securities Group, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             SOUTHWEST SECURITIES
                                  GROUP, INC.


                           NOTICE OF ANNUAL MEETING
                              AND PROXY STATEMENT

September 24, 1998



Dear Stockholder:

The 1998 Annual Meeting of Stockholders of Southwest Securities Group, Inc. (the "Company") will be held at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas at noon on Wednesday, November 4, 1998. Lunch will be served at noon in the Century B Room and the Annual Meeting will take place concurrently.

The enclosed material includes the Notice of Annual Meeting and Proxy Statement, which describes the business to be transacted at the meeting.

We will be reporting on your Company's activities, and you will have an opportunity to ask questions about its operations.

We hope you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person.

On behalf of the Board of Directors and management of Southwest Securities Group, Inc., we would like to thank you for your continued support and confidence.


Sincerely yours,

/s/ DON A. BUCHHOLZ                      /s/ DAVID GLATSTEIN
---------------------            -------------------------------------
   Don A. Buchholz                           David Glatstein
Chairman of the Board            President and Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 4, 1998


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Southwest Securities Group, Inc. (the "Company") will be held at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas in the Century B Room, on Wednesday, November 4, 1998, at noon local time for the following purposes:

     1. To elect eight Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified, and

     2. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

Holders of the Company's Common Stock of record as of the close of business on September 15, 1998 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

It is important that your shares be represented at the Annual Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person. To help us prepare properly for your attendance at the Annual Meeting, we ask that you indicate on your proxy whether you plan to attend the meeting and luncheon.


                                  By Order of the Board of Directors,

                                  /s/ BARBARA A. HART
                                  ----------------------
                                  Barbara A. Hart
                                  Secretary


Dallas, Texas
September 24, 1998

                       SOUTHWEST SECURITIES GROUP, INC.
                          1201 ELM STREET, SUITE 3500
                             DALLAS, TEXAS  75270


                      ==================================

                                PROXY STATEMENT

                      ==================================

               ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 4, 1998

================================================================================

This Proxy Statement and the accompanying Notice of Annual Meeting and proxy are being furnished to the stockholders of Southwest Securities Group, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas in the Century B Room on Wednesday, November 4, 1998, at noon local time, and any adjournments thereof. These proxy materials are being mailed on or about September 24, 1998 to holders of record on September 15, 1998 of the Company's Common Stock, $0.10 par value ("Common Stock").

A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by revoking the prior proxy and voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Secretary of the Company. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder, or, if no instructions are indicated, will be voted FOR each of the nominees for director and each other matter of business described herein; and, as to any other matter of business that may properly be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the same.

All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company, by telephone, telegraph, fax, telex, in person or otherwise, without additional compensation. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the Company's Common Stock and will reimburse those brokerage firms, nominees, custodians and fiduciaries and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

THE COMPANY

The Company is a Dallas-based holding company that offers a broad range of investment and related financial services through its operating subsidiary companies to individual and institutional clients or their financial intermediaries, primarily in the United States. Intermediaries include banks, other broker/dealers or independent registered representatives. The Company's activities in the securities business include execution and clearing of securities transactions, individual and institutional securities brokerage, securities lending, management of and participation in underwriting of equity and fixed income securities, market making in corporate securities and research and investment advisory services. The Company offers investment management, advisory and trust services through three wholly owned subsidiaries.

VOTING SECURITIES

Holders of record at the close of business on September 15, 1998 of the Company's Common Stock are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Each outstanding share of Common Stock entitles the holder thereof to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders to determine the total number of votes cast. Abstentions are not counted as votes for or against any such proposals. Broker nonvotes are not counted as votes cast for purposes of determining whether a proposal has been approved. The Company's Certificate of Incorporation does not provide for cumulative voting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of Common Stock is required for the election of directors. All other matters will be determined by a majority of the votes cast.

On September 15, 1998, 10,678,406 shares of Common Stock were outstanding and entitled to be voted.

ELECTION OF DIRECTORS

The Board has nominated and recommends the election of each of the nominees set forth below under the caption "Nominees for Directors" as a director of the Company to serve until the next Annual Meeting of Stockholders or until a successor is duly elected and qualified. Each nominee is currently serving as a director of the Company.

Should any nominee become unable or unwilling to accept nomination or election, it is intended that the person named in the enclosed proxy will vote the shares that they represent for the election of a nominee designated by the Board, unless the Board reduces the number of directors to eliminate the vacancy. At present, it is not anticipated that any nominee will not be a candidate.

NOMINEES FOR DIRECTORS

DON BUCHHOLZ (age 69) /1/,/3/

A founder of the Company. Director and Chairman of the Board since August 1991; Chief Executive Officer of the Company from 1984 until July 1994; Chairman of the Board of Southwest Securities, Inc., the Company's principal subsidiary ("Southwest"), from August 1993 to May 1996; President of the Company from 1984 until August 1991; Associated with Southwest in various executive capacities since its inception in 1972. Past director of the Securities Industry Association (the "SIA"); past Chairman of the Executive Committee of the South Central District of the SIA; past member of the Boards of Governors of the New York Stock Exchange (the "NYSE") and the National Association of Securities Dealers (the "NASD"); past President and director of the Texas Stock and Bond Dealers Association (the "TSBDA").

RAYMOND E. WOOLDRIDGE (age 59) /1/

Chief Executive Officer of the Company from July 1994 until May 1996; President and Chief Operating Officer of the Company from August 1991 until July 1994; director of the Company since 1986; Vice Chairman of the Board since May 1996; Chief Executive Officer of Southwest from August 1993 until May 1996. President and director of the TSBDA; past Chairman of the Regional Firms Committee of the SIA; past Vice Chairman of the Board of Governors of the NASD; past member of the Regional Firms Advisory Committee of the NYSE; past Chairman of the Board of Directors of National Securities Clearing Corporation, a national clearing agency registered with the Securities and Exchange Commission (the "SEC"); past director of the SIA.

DAVID GLATSTEIN (age 49) /1/

Chief Executive Officer of the Company since May 1996; President and director of the Company and President of Southwest since May 1995; President of Barre & Company Inc. from its founding in 1980 until its acquisition by Southwest in 1995; First Vice President of the Securities Division of Lehman Brothers Kuhn Loeb, Inc. from 1978 to 1980; securities broker with White, Weld & Company, Inc. from 1973 to 1978. Past Chairman of the District 6 Business Conduct Committee of the NASD.

ALLEN B. COBB (age 70)

A founder of the Company. Director of the Company since 1984; Vice Chairman of the Board since August 1991; Chairman of the Board from 1984 to August 1991; associated with Southwest in various executive capacities since its inception in 1972.

J. JAN COLLMER (age 63) /2/,/3/,/4/

Director of the Company since 1994. Founder and President of Collmer Semiconductor, Inc., an importer, marketer and manufacturer of industrial electronic components and systems since 1979. Prior to founding Collmer Semiconductor, served in various engineering and executive positions with Varo, Inc., a defense electronics firm. Currently serves on the NASD Arbitration Panel and as a trustee for the University of Dallas.

R. JAN LECROY (age 67)

Director of the Company since 1997. Immediate Past President of the Dallas Citizens Council (DCC), a non-profit organization whose members are the CEOs of the 250 largest corporations in the Dallas metropolitan area and whose mission is to improve the quality of life and economic viability of the community. Over twenty years experience in various leadership assignments in the community college field, including seven years as Chancellor of the Dallas County Community College District, the largest undergraduate institution in the State of Texas. In 1995, appointed by Governor George Bush as one of six commissioners on the Education Commission of the States, which advocates education policy for kindergarten through graduate school for the nation.

FREDERICK R. MEYER (age 70) /2/,/3/,/4/

Director of the Company since 1991. Chairman of the Board (since 1985), President and CEO (1987 to 1994 and 1995 to present) of Aladdin Industries, Inc., a diversified company principally engaged in the manufacture of thermosware, foam insulated mugs and related products. President and Chief Operating Officer of Tyler Corporation, a diversified manufacturing corporation, from 1983 to 1986; Consultant to Tyler Corporation from 1986 to 1989. Currently a director of Tyler Corporation, Arvin Industries, Inc. and Palm Harbor Homes, Inc.

JON L. MOSLE, JR. (age 69) /2/,/3/,/4/

Director of the Company since 1991. Director of Private Capital Management for Ameritrust Texas Corporation from 1984 to 1992. From 1954 to 1984, affiliated with Rotan Mosle, Inc., a regional NYSE member firm, which was acquired by PaineWebber Incorporated in 1983. Experience at Rotan Mosle included supervisory responsibility for both over-the-counter trading and municipal departments, as well as participating in corporate finance activities. Served as Branch Manager, Regional Manager, Vice Chairman of the Board and member of Rotan Mosle's Operating Committee. Currently a director of Wiser Oil Company and Aquila Gas Pipeline Corporation, an Associate Director of First National Bank of Park Cities, Texas and an Advisory Director of Westwood Trust.

----------------------------

1  Executive Committee
2  Audit Committee
3  Compensation Committee
4  Stock Option Committee

COMPENSATION OF DIRECTORS

Members of the Board who are not officers or employees of the Company receive a fee of $1,500 per quarter plus $500 for each directors' meeting they attend. Directors are reimbursed for expenses relating to attendance at meetings. In August 1998, outside directors Collmer, LeCroy and Meyer were paid an additional
sum of $8,500 each due to favorable financial performance of the Company.   Mr.
Mosle has elected to receive his additional compensation in equivalent units of the Company's common stock under the Southwest Securities Group, Inc. Phantom Stock Plan. Mr. Mosle received 418 equivalent units of common stock in August 1998 at $20.3125 per unit.

Pursuant to the terms of the Southwest Securities Group, Inc. Stock Option Plan, Messrs. Collmer, LeCroy, Meyer and Mosle were each awarded 2,200 stock options. These options were granted on November 5, 1997 with an exercise price of $22.38 and have a ten-year term, expiring on November 5, 2007. These options are fully vested. The number of stock options granted, as well as the options' exercise price, has been adjusted for the five percent stock dividend effective August 3, 1998.

ORGANIZATION OF THE BOARD OF DIRECTORS

The Executive Committee of the Board of Directors of the Company has the authority, between meetings of the Board of Directors, to take all actions with respect to the management of the Company's business that require action by the Board of Directors, except with respect to certain specified matters that by law must be approved by the entire Board.

The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the Company's accounting practices and policies, (iii) reviewing with the independent auditors their final report, (iv) reviewing with internal and independent auditors overall accounting and financial controls, and (v) being available to the independent auditors during the year for consultation purposes.

The Compensation Committee determines the salaries of the executive officers of the Company and its subsidiaries, assists in determining the salaries of other personnel, and performs other similar functions. The Stock Option Plan Committee administers the grant of awards under the Company's stock option plans. The Company has no nominating committee; the entire Board of Directors is responsible for selecting nominees for election as directors.

The Board of Directors held four regularly scheduled meetings and two special meetings during fiscal year 1998. Each director attended at least three-quarters of the meetings. The Audit Committee held one meeting during fiscal year 1998; all committee members were present. The Compensation Committee held one meeting during fiscal year 1998; three committee members were present. No meetings of the Executive Committee were held during fiscal 1998. The Stock Option Committee held two meetings during fiscal year 1998; all committee members were present.

STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Company's Common Stock as of August 31, 1998 by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table included elsewhere herein, and
(iv) all directors and executive officers of the Company as a group.

           Shares Beneficially Owned /1/,/2/                   Number         Percent
           --------------------------------                    ------         -------
Buchholz Arlington Banshares, a Limited Partnership /3/         750,750           7.0%
     1201 Elm Street, Suite 3500, Dallas, TX  75270

Buchholz Investments, a Partnership /4/                         234,756           2.2%
     1201 Elm Street, Suite 3500, Dallas, TX  75270

Cobb Partners /5/                                               532,224           5.0%
     1201 Elm Street, Suite 3500, Dallas, TX  75270

Allen B. Cobb /6/                                               235,793           2.2%
     1201 Elm Street, Suite 3500, Dallas, TX  75270

David Glatstein /8/                                             519,000           4.9%
     1201 Elm Street, Suite 3500, Dallas, TX  75270

Raymond E. Wooldridge /7/                                       430,626           4.0%
     1201 Elm Street, Suite 3500, Dallas, TX  75270

William D. Felder                                               108,092           1.0%
     1201 Elm Street, Suite 3500, Dallas, TX  75270

Richard H. Litton                                                33,969             *
     1201 Elm Street, Suite 3500, Dallas, TX  75270

W. Norman Thompson                                                2,541             *
     1201 Elm Street, Suite 3500, Dallas, TX  75270

Kenneth R. Hanks                                                  6,887             *
     1201 Elm Street, Suite 3500, Dallas, TX  75270

J. Jan Collmer /9/                                               12,705             *
     14368 Proton Road, Dallas, TX  75244

R. Jan LeCroy                                                     1,000             *
     841 Liberty, Dallas, TX  75204

Frederick R. Meyer                                               52,783             *
     2121 San Jacinto, Suite 895, LB-5, Dallas, TX  75201

Jon L. Mosle, Jr.                                                13,496             *
     4809 Cole, Suite 145, LB-123, Dallas, TX  75205

All directors and executive officers as a group (12 persons   2,934,622          27.5%

----------------------------

*    Denotes less than 1% ownership

/1/ The rules of the SEC provide that, for the purposes hereof, a person is considered the "beneficial owner" of shares with respect to which the person, directly or indirectly, has or shares the voting or investment power, irrespective of his economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.

/2/ Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and officers, and persons who beneficially own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and with the NASD. Directors, officers and greater-than-ten percent beneficial owners are required by SEC rule or regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no such reports were required for those persons, the Company believes that during fiscal year 1998 all filing requirements applicable to its directors, officers and greater-than-ten percent beneficial owners were complied with.

/3/ Buchholz Arlington Banshares, a Limited Partnership, is a general partnership, the partners of which are Don A. Buchholz and Don A. Buchholz's wife and adult son and daughter. Pursuant to the terms of the partnership agreement governing Buchholz Arlington Banshares, a Limited Partnership, Don A. Buchholz is general partner and has sole investment power. The partnership agreement further provides that any partner may withdraw from the partnership only upon unanimous agreement of all the partners. Excludes shares directly held by individual partners. Don A. Buchholz and his wife own 41% of Buchholz Arlington Banshares.

/4/ Buchholz Investments, a Partnership, is a general partnership, the partners of which are Don A. Buchholz and Don A. Buchholz's wife and adult son and daughter. Pursuant to the terms of the partnership agreement governing Buchholz Investments, a Partnership, Don A. Buchholz's adult son has sole voting and investment power with regard to the shares owned by the partnership. The partnership agreement further provides that any partner may withdraw from the partnership upon 30 days' notice and, unless the Partnership is liquidated, that partner shall receive the value of his or her capital account. Excludes shares directly held by individual partners. Don A. Buchholz and his wife own one-third of Buchholz Investments.

/5/  Cobb Partners is a general partnership, the partners of which are Allen
     B. Cobb and his children. Mr. Cobb has sole voting and investment power with regard to the shares owned by the partnership.

/6/  Excludes shares held by Cobb Partners.

/7/ Includes 10,550 shares held by an individual retirement account for the benefit of Mr. Wooldridge's wife.

/8/ Includes 74,800 shares held by Mr. Glatstein as custodian for his two minor children. Mr. Glatstein disclaims beneficial ownership of these shares.

/9/ Includes 8,085 shares owned by Collmer Semiconductor which is 90% owned by Mr. Collmer.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation during each of the Company's last three fiscal years of each person serving as the Chief Executive Officer during the last fiscal year and the other four most highly compensated executive officers:


                                                                                    Long-Term Compensation
                                                                                    ----------------------
                                Annual Compensation                                   Awards   Payouts
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Long-
                                                                                                            term
                                  Fiscal                                                      Securities   incen-
                                   year                               Other       Re-           under-      tive       All
                                  ended                              annual    stricted         lying       plan      other
                                the last                             compen-     stock         options/     pay-    compensa-
                                  Friday                              sation     awards         SARs        outs      tion
Name and principal position      of June   Salary($)  Bonus($)        ($)         ($)           (#)/1/      ($)     ($)/2/
----------------------------------------------------------------------------------------------------------------------------
David Glatstein                     1998    100,000     746,005 /3/      -              -         9,450         -     19,200
President and Chief                 1997    100,000     604,570 /3/      -              -             -         -     16,500
Executive Officer                   1996    100,000     236,444 /3/,/4/  -              -             -         -     22,500

William D. Felder                   1998    250,000      135,000         -              -         4,200         -     19,200
Executive Vice President            1997    250,000      125,000         -              -             -         -     16,500
                                    1996    123,340      135,518 /4/     -              -             -         -     22,500

Richard H. Litton                   1998    150,000      194,132         -              -         4,200         -     19,200
Executive Vice President            1997    150,000      166,000         -              -             -         -     15,946
                                    1996    148,631            -         -              -             -         -      9,995

W. Norman Thompson                  1998    150,000      150,000         -              -         4,200         -     19,200
Executive Vice President and        1997    150,000      150,000         -              -             -         -     16,500
Chief Information Officer           1996    126,104       48,846         -              -             -         -     16,008

Kenneth R. Hanks                    1998    150,000      160,000         -              -         3,675         -     19,200
Chief Operating Officer             1997    150,000      140,000         -              -             -         -      8,757
(Executive Vice President           1996     12,500            -         -              -             -         -          -
and Chief Financial Officer
in fiscal 1998)
----------------------------------------------------------------------------------------------------------------------------

---------------------
/1/ Adjusted for the five percent stock dividend declared by the Board of Directors on May 22, 1998 and paid on August 3, 1998 to shareholders of record as of July 15, 1998.
/2/ Consists of the Company's annual contributions to its Profit Sharing Plan and Trust.
/3/ Mr. Glatstein's bonus was derived as a percentage of fees and commissions he directed to the Company.
/4/ Includes the amount of contributions in excess of allowable qualified contributions paid directly to the participant.

INCENTIVE STOCK OPTIONS

The following tables provide information with respect to the executive officers included in the Summary Compensation Table who received option grants in fiscal 1998:

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                Individual Grants
                        ----------------------------------------------------------------
                             Number of         % of Total                                 Potential Realizable Value at Assumed
                             Securities       Options/SARs      Exercise                   Annual Rates of Stock Appreciation
                             Underlying        Granted to        or Base                    for the Option Term (10 Years)/3/
                            Options/SARs      Employees in        Price      Expiration
Name                     Granted (#)/1/,/2/   Fiscal Year      ($/Share)/1/     Date                  5%                10%
-------------------------------------------------------------------------------------------------------------------------------
David Glatstein                9,450               4.2%         $22.50       8/27/2007             $97,298           $280,875
William D. Felder              4,200               2.0%         $22.50       8/27/2007             $43,243           $124,833
Richard H. Litton              4,200               2.0%         $22.50       8/27/2007             $43,243           $124,833
W. Norman Thompson             4,200               2.0%         $22.50       8/27/2007             $43,243           $124,833
Kenneth R. Hanks               3,675               1.7%         $22.50       8/27/2007             $37,838           $109,229
-------------------------------------------------------------------------------------------------------------------------------

-----------------------
/1/ Adjusted for the five percent stock dividend declared by the Board of Directors on May 22, 1998 and paid on August 3, 1998 to shareholders of record as of July 15, 1998.
/2/ All of these options are non-qualified and were granted on August 28, 1997. The options vest in 25% increments over four years.
/3/ Potential realized values represent the future value, net of exercise price, of the options granted if the Company's stock was to appreciate 5% and 10% during each of the awards ten year life.

The following table provides information with respect to the executive officers listed in the Summary Compensation Table concerning the exercise of options during fiscal 1998 and options held as of June 26, 1998. None of the options granted to these executive officers during fiscal 1998 were either exercisable or in-the-money at June 26, 1998.

              AGGREGATE OPTION EXERCISES IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                            Value of Unexercised In-
                                                                Number of Securities         the-Money Options/SARs
                              Shares                           Underlying Unexercised        at FY-End ($) (Based on
                            Acquired on                       Options/SARs at FY-End(#)        $21.90 Per Share/1/)
Name                         Exercise      Value Realized    Exercisable/Unexercisable/1/   Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------------
David Glatstein               -                $  -                 -/9,450                        $   -/-
William D. Felder             -                $  -                 -/4,200                        $   -/-
Richard H. Litton             -                $  -                 -/4,200                        $   -/-
W. Norman Thompson            -                $  -                 -/4,200                        $   -/-
Kenneth R. Hanks              -                $  -                 -/3,675                        $   -/-
----------------------------------------------------------------------------------------------------------------------

---------------------
/1/ Adjusted for the five percent stock dividend declared by the Board of Directors on May 22, 1998 and paid on August 3, 1998 to shareholders of record as of July 15, 1998.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

In fiscal 1998, executive compensation was determined by the Compensation Committee (the "Committee") of the Board. The Committee is comprised of the Chairman of the Board and three non-employee directors. The Chairman of the Board serves as Chairman of the Committee. Decisions by the Committee are reviewed by the Board. Pursuant to rules of the Securities and Exchange Commission designed to enhance disclosure of companies' policies regarding executive compensation, the following report is submitted by Messrs. Buchholz (Chairman), Collmer, Meyer and Mosle in their capacity as members of the Committee addressing the Company's compensation policies for fiscal 1998 in general and as they affected executive officers, including Messrs. Glatstein, Felder, Litton, Thompson, and Hanks, who were the Company's five most highly compensated executive officers in fiscal 1998.

GENERAL

The Company's compensation program is designed to fairly compensate executives for their performance and contribution to the Company as well as to provide incentives which attract and retain the executives, instill a long-term commitment to the Company, and develop pride and a sense of Company ownership, all in a manner consistent with stockholder interests. Given these objectives, the executive officers' compensation package includes four elements: base salary, annual incentive compensation, stock options and a profit sharing plan.

  Base Salary.  The base salaries of the Company's executive officers are set to
  -----------
  be competitive within the industry. They are reviewed annually and are adjusted in light of the individual executive's performance.

  Incentive Compensation.  Incentive bonuses are routinely paid to those persons
  ----------------------
  making significant contributions to the Company. The Company pays bonuses, which are distributed among officers and employees by the Committee, based upon such factors as gross commission, production, contribution to the net income of the Company, new client development, contribution to Company management, management of individual profit centers and demonstrated Company leadership.

  Stock Options.  The Company awards stock options to executives from the
  -------------
  Southwest Securities Group, Inc. Stock Option Plan, which was adopted by the Board of Directors on September 17, 1996 and approved by the shareholders on November 6, 1996. The Plan reserves 1,000,000 shares of common stock for issuance to eligible employees of the Company or its subsidiaries, based on their contribution to the Company's performance during the preceding fiscal year. Options grants to executives are reviewed and approved by the Stock Option Committee, which consists of Messrs. Collmer, Meyer and Mosle.

  Profit Sharing.  The Company makes contributions to the Company's Profit
  --------------
  Sharing Plan and Trust ("Profit Sharing Plan") to provide certain retirement benefits. The defined contribution Profit Sharing Plan covers substantially all employees of the Company, and the contributions are dependent upon the profitability of the Company.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

In keeping with the general compensation philosophy outlined above, Mr. Glatstein's base salary was established to place greater emphasis on incentive compensation while remaining competitive with others in the Company's industry. The Committee reviewed various indicators of the Company's performance, compensation of the chief executives of other publicly traded regional brokerage firms as well as subjective measures of Mr. Glatstein's individual performance to determine the bonus portion of the annual compensation. In fiscal 1997 and 1998, his bonus was determined based on a percentage of the fees and commissions he directed to the Company, as well as overall contribution to the successful management of the Company based upon similar factors to those outlined above. Mr. Glatstein was subject to the same profit sharing plan as the other executive officers and employees. The Committee believes that the total compensation paid to Mr. Glatstein is commensurate with the compensation paid to the chief executive officers of corporations within the Company's peer group after adjustment to compensate for differences in the size and business mix of the companies reviewed.


SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE COMPANY'S BOARD OF DIRECTORS

Don A. Buchholz, Chairman
J. Jan Collmer
Frederick R. Meyer
Jon L. Mosle, Jr.

PERFORMANCE GRAPH

The following graph compares the Company's cumulative total stockholder return on its Common Stock for 60 months from June 1993 through its latest fiscal year-end in June 1998, with the cumulative total return of the Wilshire 5000 Index and the Nasdaq Financial Index over the same period. The graph depicts the results of investing $100 in the Company's Common Stock, the Wilshire 5000 Index and the Nasdaq Financial Index on June 1993, including reinvestment of dividends.


                       [PERFORMANCE GRAPH APPEARS HERE]


                                                        Cumulative Total Return
                                                        -----------------------
                                            6/93     6/94     6/95    6/96     6/97     6/98
                                            ----     ----     ----    ----     ----     ----
 Southwest Securities Group, Inc.            100       68       88     126      215      275

 Wilshire 5000                               100      101      126     159      206      266

 Nasdaq Financial Index                      100      113      129     168      246      319

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP served as independent auditors of the Company and its subsidiaries for fiscal year 1998 and has been selected by the Board to continue in such capacity for fiscal year 1999. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 1999 must do so not later than May 27, 1999. To be eligible for inclusion in the 1999 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

OTHER MATTERS

At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

UPON THE RECEIPT OF A WRITTEN REQUEST FROM ANY STOCKHOLDER, THE COMPANY WILL MAIL, AT NO CHARGE TO THE STOCKHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1 UNDER THE EXCHANGE ACT, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS FOR THE COMPANY'S ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO:

                       JAMES R. BOWMAN, VICE PRESIDENT
                       SOUTHWEST SECURITIES GROUP, INC.
                       1201 ELM STREET, SUITE 3500
                       DALLAS, TEXAS 75270

You are urged to sign and return your proxy promptly in the enclosed envelope to make certain your shares will be voted at the Annual Meeting.


                              By Order of the Board of Directors,


                              /s/ BARBARA A. HART
                              -------------------------------
                              Barbara A. Hart
                              Secretary



September 24, 1998

      SOUTHWEST SECURITIES GROUP, INC.     ANNUAL MEETING
                                           NOVEMBER 4, 1998

      The undersigned hereby (1) acknowledges receipt of the Notice of Annual
P     Meeting of Stockholders of Southwest Securities Group, Inc. (herein
R     sometimes called the "Company") to be held on Wednesday, November 4, 1998,
O     at noon Central Standard time; and (2) appoints Don A. Buchholz and
X     Raymond E. Wooldridge, with full power of substitution or revocation, his
Y proxies to vote upon and act with respect to all shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the Annual Meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted as shown on the reverse side of this card.


                                         This Proxy must be dated and signed
                                         exactly as shown hereon.

                                         DATED:___________________________1998

                                         _____________________________________
                                         (Sign Here)

                                         _____________________________________
                                         (Print Name and Title, if applicable)

                                         When signing as an attorney,
                                         administrator, executor, guardian or
                                         trustee, please add your title as such.
                                         If executed by a corporation, this
                                         Proxy should be signed by a duly
                                         authorized officer.

      SOUTHWEST SECURITIES GROUP, INC.     ANNUAL MEETING        CONTINUED FROM
                                           NOVEMBER 4, 1998        OTHER SIDE

      This Proxy when properly executed will be voted in the manner described herein by the above signed stockholder.

P     1. The election of the following persons to serve on the Board of
R        Directors:
O
X        Don A. Buchholz          [  ] FOR  [  ] WITHHOLD AUTHORITY
Y        Raymond E. Wooldridge    [  ] FOR  [  ] WITHHOLD AUTHORITY
         David Glatstein          [  ] FOR  [  ] WITHHOLD AUTHORITY
         Allen B. Cobb            [  ] FOR  [  ] WITHHOLD AUTHORITY
         J. Jan Collmer           [  ] FOR  [  ] WITHHOLD AUTHORITY
         R. Jan LeCroy            [  ] FOR  [  ] WITHHOLD AUTHORITY
         Frederick R. Meyer       [  ] FOR  [  ] WITHHOLD AUTHORITY
         Jon L. Mosle, Jr.        [  ] FOR  [  ] WITHHOLD AUTHORITY

      2. In their discretion, on such other matters as may properly come before the Annual Meeting or any adjournment thereof.

                Please mark, sign, date and return this Proxy card promptly in the enclosed envelope.

  THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.  IF NO SPECIFICATION IS MADE,
   THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.
                            ---

The above signed stockholder hereby revokes any proxy or proxies heretofore given to vote or act with respect to such Common Stock and hereby ratifies and confirms all that the proxies appointed herein, their substitutes, or any of them, may lawfully do by virtue hereof.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
  ---------------------------------------------------------------------------
             [ ] I PLAN TO ATTEND THE ANNUAL MEETING AND LUNCHEON